UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2015

Foot Locker, Inc.

(Exact Name of Registrant as Specified in Charter)

New York	1-10299	13-3513936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 West 34th Street, New York, New York	10120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 720-3700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 6, 2015, Foot Locker, Inc. (the “Company”) issued a press release announcing its operating results for the fourth quarter and full-year 2014. The press release includes a non-GAAP financial measure of fourth quarter and full-year 2014 net income excluding the after-tax integration and transaction costs associated with the acquisition of Runners Point Group, the write-down of a trademark and the impairment of certain other trademarks, and a gain on the sale of a property. The release also includes a non-GAAP financial measure of fourth quarter and full-year 2013 net income excluding the after-tax integration and transaction costs associated with the acquisition of Runners Point Group, costs associated with the closing of the CCS retail stores, and a tax benefit resulting from the conclusion of a foreign tax audit which enabled a reduction in tax reserves established in prior periods. The Company believes these non-GAAP financial measures provide useful information to investors because they allow for a more direct comparison of the Company’s performance for the fourth quarter and full-year 2014 to the Company’s performance in the comparable prior-year periods. The non-GAAP financial measures are provided in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. A reconciliation to GAAP is provided in the Condensed Consolidated Statements of Operations attached to the press release. A copy of the press release is furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

The Company is hosting a conference call on March 6, 2015 to discuss its fourth quarter and full-year 2014 financial results, provide its current outlook for 2015, comment on the status of its current initiatives, and discuss trends in its business and the athletic industry. A non-GAAP to GAAP reconciliation schedule for the non-GAAP measures referred to in the Company’s prepared conference call remarks is attached as Exhibit 99.2. The Company believes these non-GAAP financial measures provide useful information to investors in evaluating the Company’s performance relative to its long-term financial objectives and allows for a more direct comparison of the Company’s performance for 2014 as compared with prior years.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

99.1	Press Release of Foot Locker, Inc. dated March 6, 2015 reporting operating results for the fourth quarter and full-year 2014

99.2	Reconciliation of Non-GAAP Measures

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.

Date: March 6, 2015	By:	/s/ Lauren B. Peters
		Name:	Lauren B. Peters
		Title:	Executive Vice President and
Chief Financial Officer